SCHWAB ANNUITY PORTFOLIOS
SCHWAB MONEY MARKET PORTFOLIO
DECEMBER 31, 1999

PORTFOLIO MANAGEMENT TEAM
STEPHEN B. WARD -- Senior Vice President and Chief Investment Officer, has overall responsibility for the management of the Portfolio. Steve joined Charles Schwab Investment Management (CSIM) as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors.

KAREN WIGGAN -- Portfolio Manager, has managed the Schwab Money Market Portfolio since March 1999. Karen joined Schwab in 1986, CSIM in 1991, and was promoted to her current position in March 1999.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH
The U.S. economy, as measured by the real (inflation adjusted) growth in gross domestic product (GDP), continued its lengthy expansion with a strong growth rate of 4.0% -- the third consecutive year at 4% or more -- a rate considered by many economists to be in excess of what the economy can absorb without experiencing inflationary pressures. High levels of consumer spending and business capital investment, as well as rising real wages and strong gains in stock prices have been the principal factors continuing this lengthy expansion.

In a major revision of the GDP benchmark data going back four decades, the Commerce Department reported that, during the 1990s, growth was stronger, personal savings higher, and inflation lower than previously calculated.

Concerns in 1998 over the impact of international economic problems have been displaced by concerns over imbalances in the domestic economy, namely the surging current account (trade) deficit, record high stock valuations, and the low savings rate.

Looking ahead, the availability of increasingly scarce labor resources and the behavior of domestic consumers in response to continued stock market volatility may be key determinants of whether the economy continues on its current course or softens throughout 2000. The consensus of most economists is that the U.S. economy appears poised for continued growth, but at a more moderate pace than the last four years.

UNEMPLOYMENT
December's unemployment rate of 4.1% was a 29-year low. Labor markets continue to be extremely tight in many areas of the country. Growth in the labor force has slowed, and there continues to be concern that wage and benefits increases may begin to put more pressure on labor costs.

INFLATION
Price inflation continued to remain well contained. The CPI rose a modest 2.7% during 1999. Its core rate (which excludes the more volatile food and energy components) rose just 1.9%. The GDP price deflator, the broadest measure of inflation, indicated prices rising at an annual rate of 1.5% for 1999. The Employment Cost Index, which measures inflation in wages, salaries and benefits was also well contained, increasing 3.4% for the year.

Although there is little evidence of accelerating core inflation, the Federal Reserve has expressed concern that should labor markets continue to tighten, increases in wages may outpace productivity growth. In such an environment, productivity growth becomes particularly critical, as it enables companies to pay higher wages without raising prices. Non-farm productivity grew 2.8% in 1998 and 2.9% during 1999, continuing a healthy trend that began in 1996.

SHORT-TERM INTEREST RATE ENVIRONMENT
Short-term interest rates increased approximately 1% during 1999.

                                ----------------

SCHWAB ANNUITY PORTFOLIOS
SCHWAB MONEY MARKET PORTFOLIO (CONTINUED)
DECEMBER 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999 YIELDS ON 90-DAY COMMERCIAL PAPER   THREE-MONTH        90-DAY
AND THREE-MONTH TREASURY BILLS          TREASURY BILL  COMMERCIAL PAPER
1/1/99                                           4.46              4.78
1/8/99                                           4.48              4.75
1/15/99                                          4.43              4.76
1/22/99                                          4.34              4.76
1/29/99                                          4.45              4.75
2/5/99                                           4.49              4.76
2/12/99                                          4.52              4.78
2/19/99                                          4.56              4.80
2/26/99                                          4.67              4.81
3/5/99                                           4.60              4.83
3/12/99                                          4.59              4.81
3/19/99                                          4.49              4.81
3/26/99                                          4.49              4.81
4/2/99                                           4.39              4.82
4/9/99                                           4.35              4.80
4/16/99                                          4.31              4.79
4/23/99                                          4.41              4.78
4/30/99                                          4.54              4.77
5/7/99                                           4.60              4.79
5/14/99                                          4.65              4.79
5/21/99                                          4.58              4.83
5/28/99                                          4.64              4.84
6/4/99                                           4.54              4.87
6/11/99                                          4.73              4.90
6/18/99                                          4.65              5.00
6/25/99                                          4.79              5.03
7/2/99                                           4.67              5.13
7/9/99                                           4.68              5.11
7/16/99                                          4.66              5.10
7/23/99                                          4.66              5.11
7/30/99                                          4.75              5.12
8/6/99                                           4.80              5.18
8/13/99                                          4.71              5.24
8/20/99                                          4.83              5.27
8/27/99                                          4.99              5.30
9/3/99                                           4.91              5.31
9/10/99                                          4.73              5.31
9/17/99                                          4.65              5.33
9/24/99                                          4.78              5.33
10/1/99                                          4.86              5.30
10/8/99                                          4.79              5.90
10/15/99                                         5.05              5.87
10/22/99                                         5.05              5.96
10/29/99                                         5.09              5.90
11/5/99                                          5.12              5.88
11/12/99                                         5.22              5.78
11/19/99                                         5.22              5.79
11/26/99                                         5.29              5.78
12/3/99                                          5.25              5.83
12/10/99                                         5.28              5.84
12/17/99                                         5.44              5.89
12/24/99                                         5.45              6.00
12/31/99                                         5.33              5.78

Source: Bloomberg L.P.

Short-term interest rates remained relatively stable during the first half of the reporting period as the economy demonstrated continued signs of growth. However, the April CPI report, which was unexpectedly high, renewed inflation fears and increased the possibility of potential Federal Reserve action.

In May, the Federal Reserve gave its first indication that they were concerned about building inflationary pressure by adopting a "tightening" bias, causing short-term rates to edge upward towards the end of the first half of the reporting period.

The Federal Reserve maintained its vigilant stance as the economy continued to grow at a robust pace and the labor markets remained very tight. Concerned that inflationary imbalances could undermine the favorable performance of the economy the Federal Reserve took steps to slow growth by raising short-term interest rates by 0.25% on June 30th. This rate increase was followed by two additional increases, each 0.25%, in August and November, which left the Federal Funds Rate at 5.50%.

During much of the year there was a great deal of concern about the potential effect of Y2K on short-term interest rates. These concerns were largely controlled by the Federal Reserves' willingness to provide liquidity and the positive reports about Y2K preparations. As a result there was very little pressure on short-term rates as the reporting period ended.

PORTFOLIO HIGHLIGHTS

During the first quarter of 1999, based on our expectation that short-term rates would remain relatively stable, we looked for opportunities to buy securities with longer-dated maturities when they were available at attractive prices. As the Federal Reserve took a more restrictive stance starting in May and throughout the rest of the year we deviated from this strategy somewhat by concentrating the portfolio in shorter-term securities while still buying higher yielding securities on a selective basis when opportunities arose.

YIELD SUMMARY AS OF 12/31/99(1)
-------------------------------
7-Day Yield                        5.01%
7-Day Effective Yield              5.14%

(1)A portion of the Portfolio's expenses were reduced during the reporting period. Without these reductions, as of December 31, 1999 the 7-day yield and 7-day effective yield would have been 4.88% and 5.00%, respectively.

                                ----------------

                                   ----------


SCHWAB MONEY MARKET PORTFOLIO
PORTFOLIO SUMMARY (000's)




                                  ASSET GROWTH

                                                       PERCENTAGE
         TOTAL                    TOTAL               GROWTH OVER
      NET ASSETS               NET ASSETS               REPORTING
    AS OF 12/31/99           AS OF 12/31/98              PERIOD
    ---------------------------------------------------------------------------
        $119,612                 $78,266                   53%
    ---------------------------------------------------------------------------


              AVERAGE YIELDS FOR THE PERIODS ENDED
                       DECEMBER 31, 1999*



         LAST                     LAST                   LAST
      SEVEN DAYS              THREE MONTHS           TWELVE MONTHS
    ---------------------------------------------------------------------------
          5.01%                   5.02%                   4.60%
    ---------------------------------------------------------------------------



                                MATURITY SCHEDULE
                          PERCENT OF TOTAL INVESTMENTS

     MATURITY RANGE         3/31/99       6/30/99        9/30/99     12/31/99
    ----------------------------------------------------------------------------
           0-- 15 Days       28.7%         28.3%          32.2%         15.0%
          16-- 30 Days        5.2          16.4            7.6          32.5
          31-- 60 Days       43.9          35.0           30.9          36.3
          61-- 90 Days       12.4           8.2            4.2           3.0
          91--120 Days        6.7           8.4            9.4           7.2
         Over 120 Days        3.1           3.7           15.7           6.0
       Weighted Average      43 Days       41 Days        51 Days       43 Days
    ----------------------------------------------------------------------------




                                PORTFOLIO QUALITY

                                          PERCENT OF
                        SEC TIER        TOTAL INVESTMENTS
                        RATING             12/31/99
                      -----------------------------------
                       Tier 1                 100.0%


------------
* A portion of the Fund's expenses were reduced during the periods. Had these expenses not been reduced, yields would have been lower.

                                   ----------
                                        3

                                   ----------

SCHWAB MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


       U.S. GOVERNMENT SECURITIES--90.9%         PAR (000s)         VALUE (000s)
       -------------------------------------------------------------------------
       DISCOUNT NOTES--90.9%
       Federal Farm Credit Bank
          5.57%, 01/19/00 .......................  $2,000              $  1,994
          5.61%, 01/19/00 .......................   3,000                 2,992
          5.63%, 01/26/00 .......................   1,000                   996
          5.66%, 01/27/00 .......................   2,000                 1,992
          5.58%, 02/07/00 .......................   3,000                 2,983
          5.61%, 02/16/00 .......................   2,000                 1,986
          5.70%, 03/13/00 .......................   1,617                 1,599
          5.66%, 04/05/00 .......................   2,000                 1,971
          5.73%, 04/05/00 .......................   1,000                   985
          5.72%, 04/17/00 .......................   2,000                 1,967
       Federal Home Loan Bank
          5.62%, 01/06/00 .......................   1,000                   999
          5.67%, 01/20/00 .......................   1,000                   997
          5.30%, 01/21/00 .......................   2,000                 1,994
          5.61%, 01/31/00 .......................   2,000                 1,991
          5.60%, 02/01/00 .......................   1,292                 1,286
          5.62%, 02/01/00 .......................   1,563                 1,556
          5.53%, 02/02/00 .......................   3,000                 2,986
          5.70%, 02/11/00 .......................   2,800                 2,782
          5.62%, 02/22/00 .......................   2,000                 1,984
          5.65%, 02/23/00 .......................   1,000                   992
          5.61%, 02/25/00 .......................   3,000                 2,975
          5.77%, 04/28/00 .......................   2,000                 1,963
       Federal Home Loan Mortgage Corporation
          5.66%, 01/10/00 .......................   2,500                 2,496
          5.65%, 01/12/00 .......................   1,000                   998
          5.64%, 01/14/00 .......................   1,000                   998
          5.31%, 01/19/00 .......................   2,000                 1,995
          5.66%, 01/19/00 .......................   3,000                 2,992
          5.55%, 01/20/00 .......................   3,000                 2,991
          5.56%, 02/03/00 .......................   3,000                 2,985
          5.64%, 02/04/00 .......................   2,000                 1,990
          5.65%, 02/09/00 .......................   2,137                 2,124
          5.73%, 03/23/00 .......................   1,000                   987
          5.96%, 06/02/00 .......................   1,500                 1,463
          5.92%, 06/27/00 .......................   1,000                   972
          5.70%, 07/28/00 .......................   1,000                   969
       Federal National Mortgage Association
          5.62%, 01/18/00 .......................   2,000                 1,995
          5.67%, 01/18/00 .......................   1,235                 1,232
          5.69%, 01/20/00 .......................   2,434                 2,427
          5.68%, 01/21/00 .......................   1,000                   997
          5.63%, 02/02/00 .......................   3,000                 2,985
          5.62%, 02/09/00 .......................   1,598                 1,589
          5.67%, 02/14/00 .......................   2,000                 1,986
          5.66%, 02/25/00 .......................   2,000                 1,983
          5.71%, 02/25/00 .......................   1,000                   991

                                   ----------
                                        4

                                   ----------

SCHWAB MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

       U.S. GOVERNMENT SECURITIES (CONTINUED)    PAR (000s)         VALUE (000s)
       -------------------------------------------------------------------------
       Federal National Mortgage Association (continued)
          5.87%, 03/16/00 .......................  $1,000              $    988
          5.76%, 04/25/00 .......................   1,881                 1,847
          5.93%, 05/18/00 .......................   1,000                   978
          5.91%, 06/29/00 .......................   1,000                   971
          5.92%, 06/29/00 .......................   2,000                 1,942
       Tennessee Valley Authority
          5.48%, 01/24/00 .......................   3,000                 2,990
          5.51%, 01/25/00 .......................   3,000                 2,989
          5.48%, 01/26/00 .......................   2,000                 1,992
          5.51%, 01/26/00 .......................   3,000                 2,989
          5.51%, 01/27/00 .......................   3,000                 2,988
          5.48%, 01/31/00 .......................   2,000                 1,991
          5.53%, 02/11/00 .......................   1,000                   994
          5.58%, 02/11/00 .......................   1,000                   994
          5.60%, 02/17/00 .......................   1,000                   993
          5.64%, 02/29/00 .......................   1,000                   991
                                                                         ------
       TOTAL U.S. GOVERNMENT SECURITIES
          (Cost $108,752)                                               108,752
                                                                       --------
       REPURCHASE AGREEMENTS--10.7% (a)   MATURITY VALUE (000s)
       -------------------------------------------------------------------------
       Morgan Stanley & Co., Inc. Tri Party Repurchase Agreement
          Collateralized by U.S. Treasury Securities
             2.50%    Issue  12/31/99
                      Due    01/03/00 ...........  12,751                12,748
                                                                       --------
       TOTAL REPURCHASE AGREEMENTS
          (Cost $12,748) ........................                        12,748
                                                                       --------
       TOTAL INVESTMENTS--101.6%
          (Cost $121,500) .......................                       121,500
                                                                       --------
       OTHER ASSETS AND LIABILITIES--(1.6%)
          Other assets ..........................                             4
          Liabilities ...........................                        (1,892)
                                                                       --------
                                                                         (1,888)
                                                                       --------
       NET ASSETS--100.0% .......................                      $119,612
                                                                       ========

       -----------
       NOTES TO SCHEDULE OF INVESTMENTS

       Yields shown are effective yields at the time of purchase. Yields for each security are stated according to the market convention for that security type. For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same.

       (a) Repurchases agreements due dates are considered the maturity date. Repurchase agreement with due dates later than seven days from issue dates may be subject to seven day putable demand features for liquidity purposes.

See accompanying Notes to Financial Statements.

                                   ----------
                                        5

                                   ----------

SCHWAB MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)
DECEMBER 31, 1999

ASSETS:
   Investments, at value (Cost: $121,500) .......................     $121,500
   Interest receivable ..........................................            1
   Prepaid expenses .............................................            3
                                                                      --------
      Total assets ..............................................      121,504
                                                                      --------
LIABILITIES:
   Payables:
      Fund shares redeemed ......................................        1,829
      Investment advisory and administration fees ...............            5
   Accrued expenses .............................................           58
                                                                      --------
      Total liabilities .........................................        1,892
                                                                      --------
Net assets applicable to outstanding shares .....................     $119,612
                                                                      ========
NET ASSETS consist of
   Paid-in capital ..............................................     $119,627
   Accumulated net realized loss on investments sold ............          (15)
                                                                      --------
                                                                      $119,612
                                                                      ========
PRICING OF SHARES
   Outstanding shares, $0.00001 par value
     (unlimited shares authorized) ..............................      119,659

NET ASSET VALUE, offering and redemption price per share ........        $1.00






See accompanying Notes to Financial Statements.

                                   ----------
                                        6

                                   ----------

SCHWAB MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------
-------
INTEREST INCOME ................................................        $5,542
                                                                        ------
EXPENSES:
   Investment advisory and administration fees .................           435
   Custodian fees ..............................................            32
   Portfolio accounting fees ...................................            43
   Professional fees ...........................................            43
   Registration fees ...........................................            31
   Shareholder reports .........................................            46
   Trustees' fees ..............................................            10
   Other expenses ..............................................            10
                                                                        ------
                                                                           650
Less: expenses reduced .........................................          (109)
                                                                        ------
      Net expenses incurred by fund ............................           541
                                                                        ------
NET INVESTMENT INCOME ..........................................         5,001
NET REALIZED LOSS ON INVESTMENTS ...............................            (3)
                                                                        ------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............        $4,998
                                                                        ======





See accompanying Notes to Financial Statements.

                                   ----------
                                        7

                                   ----------

SCHWAB MONEY MARKET PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEARS ENDED DECEMBER 31,

                                                                     1999         1998
                                                                  ----------    ---------
OPERATIONS:
   Net investment income .......................................   $   5,001    $   3,425
   Net realized loss on investments sold .......................          (3)          (9)
                                                                   ---------    ---------
   Increase in net assets resulting from operations ............       4,998        3,416
                                                                   ---------    ---------
DIVIDENDS AND DISTRIBUTIONS
   Dividends to shareholders from net investment income ........      (5,001)      (3,447)
                                                                   ---------    ---------

CAPITAL SHARE TRANSACTIONS: (at $1.00 per share):
   Proceeds from shares sold ...................................     369,371      219,491
   Net asset value of shares issued in reinvestment of dividends       5,378        3,327
   Payments for shares redeemed ................................    (333,400)    (192,489)
                                                                   ---------    ---------
   Increase in net assets from capital share transactions ......      41,349       30,329
                                                                   ---------    ---------
Total increase in net assets ...................................      41,346       30,298

NET ASSETS:
   Beginning of year ...........................................      78,266       47,968
                                                                   ---------    ---------
   End of year .................................................   $ 119,612    $  78,266
                                                                   =========    =========



See accompanying Notes to Financial Statements.

                                   ----------
                                        8

                                   ----------

SCHWAB MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR THE YEARS ENDED DECEMBER 31,


                                          1999         1998         1997         1996         1995
                                         -------      ------       ------       ------       ------
PER SHARE DATA ($)
Net asset value at beginning
   of period                                1.00        1.00         1.00         1.00         1.00
                                         -------      ------       ------       ------       ------
From investment operations:
   Net investment income                    0.05        0.05         0.05         0.05         0.05
                                         -------      ------       ------       ------       ------
   Total income from investment
     operations                             0.05        0.05         0.05         0.05         0.05
Less distributions:
   Dividends from net investment
     income                                (0.05)      (0.05)       (0.05)       (0.05)       (0.05)
                                         -------      ------       ------       ------       ------
   Total distributions                     (0.05)      (0.05)       (0.05)       (0.05)       (0.05)
                                         -------      ------       ------       ------       ------
NET ASSET VALUE AT END
   OF PERIOD                                1.00        1.00         1.00         1.00         1.00
                                         =======      ======       ======       ======       ======
Total return (%)                            4.69        5.07         5.12         4.98         5.26
RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------
Ratio of net operating expenses to
   average net assets                       0.50        0.50         0.50         0.50         0.50
Expense reductions reflected in
   above ratio                              0.10        0.11         0.21         0.45         0.52
Ratio of net investment income
   to average net assets                    4.62        4.91         5.01         4.87         5.17
Net assets, end of period ($x1,000)      119,612      78,266       47,968       27,431       16,912






See accompanying Notes to Financial Statements.

                                   ----------
                                        9

                                   ----------

SCHWAB MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1999
(ALL DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE NOTED)

1. DESCRIPTION OF THE FUND

The Schwab Money Market Portfolio (the "fund") is a series of Schwab Annuity Portfolios (the "trust"), a diversified, no-load, open-end, investment management company organized as a Massachusetts business trust on January 21, 1994 and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended.

The fund is intended as an investment vehicle for variable annuity contracts and variable life insurance policies to be offered by separate accounts of participating life insurance companies and for pension and retirement plans qualified under the Internal Revenue Code of 1986, as amended.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY   VALUATION  --  Investments  are  stated  at  amortized  cost,   which
approximates market value.

SECURITY TRANSACTIONS AND INTEREST INCOME -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from security transactions are determined on an identified cost basis.

REPURCHASE AGREEMENTS -- Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the fund's custodian, except in the case of a tri-party repurchase agreements, under which the collateral is held by an agent bank. The collateral is monitored daily to ensure that its market value at least equals the repurchase price under the agreements.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The fund declares a daily dividend, equal to its net investment income for that day, payable monthly. Net realized capital gains, if any, are normally distributed annually.

EXPENSES -- Expenses arising in connection with the fund are charged directly to the fund. Expenses common to all series of the trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is the fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The fund is considered a separate entity for tax purposes.

As of December 31, 1999, the unused capital loss carryforwards for federal income tax purposes with expiration dates, were as follows:

           EXPIRING IN:
           ------------
           12/31/05                 $ 1
           12/31/06                 $ 3
           12/31/07                 $10
                                    ---
           Total capital
             loss carryforward      $14
                                    ===

                                   ----------
                                       10

                                   ----------

SCHWAB MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser"). For advisory services and facilities furnished, the fund pays an annual fee, payable monthly, of 0.38% on the first $1 billion of average daily net assets, 0.35% on the next $9 billion, 0.32% on such net assets in excess of $10 billion, and 0.30% on such net assets in excess of $20 billion. Prior to April 30, 1999 the fund paid an annual fee, payable monthly, of 0.46% on the first $1 billion of average daily net assets, 0.45% on the next $2 billion of average daily net assets, 0.40% on the next $7 billion, 0.37% on the next $10 billion of average daily net assets, and 0.34% on such net assets in excess of $20 billion. The investment adviser has reduced a portion of its fee for the year ended December 31, 1999 (see Note 4).

OFFICERS AND TRUSTEES -- Certain officers and trustees of the trust are also officers or directors of the investment adviser. During the year ended December 31, 1999, the trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the 1940 Act, as amended. The fund incurred fees of $10 related to the trusts unaffiliated trustees.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB

The investment adviser guarantees that, through at least April 30, 2000, the fund's net operating expenses will not exceed 0.50% of the fund's average daily net assets, after waivers and reimbursements. For purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses and taxes. For the year ended December 31, 1999, the total of such fees and expenses reduced by the investment adviser was $109.

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

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SCHWAB MONEY MARKET PORTFOLIO
DECEMBER 31, 1999 ANNUAL REPORT
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Schwab Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Money Market Portfolio (one of the portfolios constituting Schwab Annuity Portfolios, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
February 4, 2000

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